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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  February 15, 2001
                                                          -----------------




                          CHARTER COMMUNICATIONS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



         000-27927                                           43-1857213
         ---------                                           ----------
  Commission File Number                                  (Federal Employer
                                                       Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                           63131
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(Address of Principal Executive Offices)                      (Zip Code)

(Registrant's telephone number, including area code)          (314) 965-0555


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ITEM 5. OTHER ITEMS.

     On February 15, 2001 Charter Communications, Inc. announced 2000 fourth quarter financial results. A copy of the press release is being filed as Exhibit
99.1 with this report.




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ITEM 7. EXHIBITS.

          99.1    Press release dated February 15, 2001.*



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*filed herewith


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           CHARTER COMMUNICATIONS, INC.,
                           registrant



Dated February 15, 2001    By:  /s/ KENT D. KALKWARF
                                ------------------------------------------------
                                Name:  Kent D. Kalkwarf
                                Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer and Principal Accounting Officer)



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                                  EXHIBIT INDEX


99.1     Press release dated February 15, 2001.